================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                     FIRSTFEDERAL FINANCIAL SERVICES CORP
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

               [FIRSTFEDERAL FINANCIAL SERVICES CORP LETTERHEAD]

                                                                  March 14, 1997



Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of FirstFederal Financial Services Corp, I cordially invite you to attend the Annual Meeting of Stockholders of the Company to be held at 9:00 a.m. on April 16, 1997, at Black Tie Affair Conference Center, located at 50 Riffel Road, Wooster, Ohio. The attached Notice of Annual Meeting of Stockholders and Proxy Statement discuss the business to be conducted at the Meeting. We have also enclosed a copy of the Company's 1996 Annual Report to Stockholders. At the Meeting we shall, as in past years, report on Company operations and the outlook for the year ahead.

         I encourage you to attend the Meeting in person. Whether or not you plan to attend, however, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will ensure that your shares are represented at the Meeting.

         If you have any questions concerning these matters, please do not hesitate to contact me or L. Dwight Douce at (330) 264-8001.

                                                     Very truly yours,




                                                     /s/ Gary G. Clark
                                                     GARY G. CLARK
                                                     Chairman, President and
                                                     Chief Executive Officer

                      FIRSTFEDERAL FINANCIAL SERVICES CORP
                             135 EAST LIBERTY STREET
                               WOOSTER, OHIO 44691
                                 (330) 264-8001

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 16, 1997

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of FirstFederal Financial Services Corp (the "Company") will be held at 9:00 a.m., Wooster, Ohio time, on April 16, 1997, at Black Tie Affair Conference Center, located at 50 Riffel Road, Wooster, Ohio.

         A proxy card and a Proxy Statement for the Meeting are enclosed. The Meeting is for the purpose of considering and acting upon:

         1.       the election of three directors of the Company;

         2.       the approval of the 1997 Omnibus Incentive Plan;

         3.       the approval of the 1997 Employee Stock Purchase Plan; and

such other matters as may properly come before the Meeting or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting. Action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on March 4, 1997 are the stockholders entitled to vote at the Meeting, and any adjournments or postponements thereof.

         You are requested to complete and sign the enclosed proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                      By Order of the Board of Directors



                                      /s/ L. Dwight Douce
                                      L. Dwight Douce
                                      Secretary

Wooster, Ohio
March 14, 1997


--------------------------------------------------------------------------------
IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE
OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR
YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                      FIRSTFEDERAL FINANCIAL SERVICES CORP
                             135 EAST LIBERTY STREET
                               WOOSTER, OHIO 44691

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 16, 1997

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of FirstFederal Financial Services Corp (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), to be held at Black Tie Affair Conference Center, located at 50 Riffel Road, Wooster, Ohio, on April 16, 1997 at 9:00 a.m. Wooster, Ohio time, and at any adjournments or postponements of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about March 14, 1997. Certain of the information provided herein relates to First Federal Savings and Loan Association of Wooster ("First Federal" or the "Association"), a wholly-owned subsidiary of the Company.

         At the Meeting, the stockholders of the Company are being asked to consider and vote upon (i) the election of three directors of the Company; (ii) the approval of the 1997 Omnibus Incentive Plan; and (iii) the approval of the 1997 Employee Stock Purchase Plan.

VOTING RIGHTS AND PROXY INFORMATION

         All shares of common stock, par value $1.00 per share, of the Company (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for election of all nominees for director named below and for approval of the 1997 Omnibus Incentive Plan and the 1997 Employee Stock Purchase Plan. The Company does not know of any other matters that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to L. Dwight Douce, Secretary, FirstFederal Financial Services Corp, 135 East Liberty Street, Wooster, Ohio 44691.

VOTE REQUIRED FOR APPROVAL

         The presence, in person or by proxy, of any number of shares of Common Stock entitled to vote will constitute a quorum at the Meeting. Abstentions are counted for purposes of determining a quorum; proxies returned by brokers as non-votes on behalf of shares held in street name are not counted for purposes of determining a quorum. The three nominees for election as directors who receive the greatest number of votes cast for the election of directors at the Meeting by the holders of shares of Common Stock shall become directors at the conclusion of the tabulation of votes. Accordingly, votes withheld and broker non-votes will not affect the outcome of the election of directors. Approval of the 1997 Omnibus Incentive Plan and the 1997 Employee Stock Purchase Plan requires the affirmative vote of a majority of the votes cast at the Meeting. Abstentions and broker non-votes will therefore have no effect on the proposals to approve the 1997 Omnibus Incentive Plan and the 1997 Employee Stock Purchase Plan.

VOTING SECURITIES AND CERTAIN HOLDERS THEREOF

         Stockholders of record as of the close of business on March 4, 1997 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 3,699,531 shares of Common Stock issued and outstanding.

         The following table sets forth, as of December 31, 1996, certain information as to (i) those persons who were known by management to be beneficial owners of more than 5% of the outstanding shares of Common Stock,
(ii) certain executive officers of the Company whose compensation during 1996 exceeded $100,000 and (iii) the shares of Common Stock beneficially owned by all directors and executive officers of the Company as a group.


                                                                      SHARES                  PERCENT
        NAME AND ADDRESS OF BENEFICIAL OWNER                    BENEFICIALLY OWNED           OF CLASS
-----------------------------------------------------          ---------------------       ------------

The Belden Brick Company, Robert F. Belden,
Richard F. Belden, Sr. and Joseph G. Belden,
Sr.
700 Tuscarawas Street                                             651,743(1)(5)(9)            16.63%
Canton, Ohio 44702...................................
Carret and Company, Inc.
560 Lexington Avenue
New York, New York 10022.............................             485,916(2)                  12.40
Ronald A. James, Jr.
3735 South Duck Creek Road
North Jackson, Ohio 44451............................             309,886(3)(9)                8.54
Steven N. Stein
2211 Grandin Road
Cincinnati, Ohio 45208...............................             295,060(4)(5)(9)             7.91
Gary G. Clark
8 Ceremonial Close
Wooster, Ohio 44691..................................              39,735(6)(9)                1.10
L. Dwight Douce
148 Cannon Drive
Wooster, Ohio 44691..................................              26,757(7)(9)                 .40
James J. Little
663 Chester Avenue
Akron, Ohio 44314....................................               6,166(9)                    .17
Directors and executive officers as a group
(10 persons).........................................           1,404,997(8)                  34.89


----------
(1)  As reported by The Belden Brick Company ("Belden Brick"), Robert F. Belden, Richard F. Belden, Sr. and
     Joseph G. Belden, Sr. Belden Brick reported sole voting and investment power as to 623,298 of the total of
     651,743 shares covered by the report and did not report shared voting or investment power as to any shares.
     Robert F. Belden reported shared voting and investment power as to 623,298 of such total number of shares and sole voting and investment power as to 18,507 shares.  Richard F. Belden, Sr. reported shared voting and investment power as to 623,298 of such total number of shares and sole voting and investment power as to
     8,248 shares.  Joseph G. Belden, Sr. reported shared voting and investment power as to 623,298 of such total number of shares and sole voting and investment power as to 1,690 shares.  Of the total 623,298 shares,

     209,939 represent shares of Common Stock issuable upon conversion of 87,000 shares of the Company's 7% Cumulative Convertible Preferred Stock, Series A (the "Series A Preferred Stock") and 80,688 represent shares of Common Stock issuable upon conversion of 60,000 shares of the Company's 6 1/2% Cumulative Convertible Preferred Stock, Series B (the "Series B Preferred Stock"). Robert F., Richard F. and Joseph G. Belden disclaimed beneficial ownership of the 623,298 shares of Common Stock owned by Belden Brick. Richard F. Belden, Sr. disclaimed beneficial ownership of the 8,248 shares owned by his wife. Robert F. Belden is a director of Belden Brick and of the Company.

(2) As reported by Carret and Company, Inc. ("Carret"). Carret reported sole voting and investment power as to 71,022 and shared investment but no voting power as to 414,894 of the total of 485,916 shares covered by Carret's reports. Of such total, 243,385 represent shares of Common Stock issuable upon conversion of 100,860 shares of the Company's Series A Preferred Stock and 47,605 represent shares of Common Stock issuable upon conversion of 35,400 shares of the Company's Series B Preferred Stock. Carret disclaimed beneficial ownership as to 414,894 shares.

(3) As reported by Ronald A. James, Jr. Except as provided in footnote (9), Mr. James reported sole voting and investment power as to all of such shares.

(4) As reported by Steven N. Stein. Mr. Stein reported sole voting and investment power as to 138,479 (except as provided in footnote (9)) and shared voting and investment power as to 156,581 of the total of 295,060 shares covered by the report. Of such total, 70,583 represent shares of Common Stock issuable upon conversion of 29,250 shares of the Company's Series A Preferred Stock and 30,526 represent shares of Common Stock issuable upon conversion of 22,700 shares of the Company's Series B Preferred Stock.

(5) Includes shares held directly, as well as 6,092 shares which are subject to options currently exercisable granted under the Non-Employee Director Stock Option Plan (the "Director Stock Option Plan").

(6) Includes 23,363 shares of Common Stock subject to currently exercisable options granted under the 1987 Stock Option and Incentive Plan (the "1987 Stock Option Plan") and 482 shares of Common Stock into which the 200 shares of Series A Preferred Stock held by Mr. Clark may be converted.

(7) Includes 11,510 shares of Common Stock subject to currently exercisable options granted under the 1987 Stock Option Plan and 530 shares of Common Stock into which the 220 shares of Series A Preferred Stock held by Mr. Douce may be converted.

(8) Includes shares held directly, as well as shares which are subject to options granted under the 1987 Stock Option Plan and the Director Stock Option Plan, shares issuable upon conversion of shares of Preferred Stock shares which are held in retirement accounts or by certain members of the named individuals' families, and shares of restricted Common Stock awarded pursuant to the 1987 Stock Option Plan over which shares the respective directors and officers may be deemed to have sole or shared voting or investment power.

(9) Amounts for Messrs. Belden, James, Stein, Clark, Douce and Little include 2,500, 2,500, 2,500, 10,000, 7,500 and 5,000 shares of restricted Common
     Stock, respectively, awarded under the 1987 Stock Option Plan, over which the respective aforementioned individuals have sole voting and no investment power.

                        PROPOSAL I--ELECTION OF DIRECTORS

GENERAL

         Directors of the Company are generally elected to serve for a three-year term or until their respective successors are elected and qualified. One-third of the directors are elected annually. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified below. There are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend.

         The following table sets forth certain information regarding the Company's Board of Directors, including members' terms of office, and their beneficial ownership of the Company's Common Stock, Cumulative Convertible Preferred Stock, Series A (the "Series A Preferred Stock"), or Cumulative Convertible Preferred Stock, Series B (the "Series B Preferred Stock") at December 31, 1996. The following directors beneficially owned more than 1% of the shares of the Company's Common Stock or Preferred Stock outstanding at December 31, 1996, as follows: Mr. Stein beneficially owned 7.91%, 5.87% and 4.74% and Mr. Belden beneficially owned 16.36%, 17.36% and 12.52% of the Common Stock, Series A Preferred Stock and Series B Preferred Stock, respectively, and Mr. James, Mr. Herald and Mr. Clark beneficially owned 8.54%, 1.30% and 1.10% of the Common Stock, respectively. No other director beneficially owned more than 1% of the shares of the Company's Common Stock or Preferred Stock outstanding at December 31, 1996.


                                                                         SHARES OF        SHARES OF
                                                                        COMMON STOCK   PREFERRED STOCK
                               POSITIONS HELD        DIRECTOR  TERM TO  BENEFICIALLY    BENEFICIALLY
     NAME              AGE     IN THE COMPANY         SINCE(1) EXPIRE   OWNED(2)(3)       OWNED
-------------------- -----   -------------------  ------------ -------  -------------- --------------
                                    NOMINEES

Richard E. Herald       67   Director                   1977   2000     46,863(5)(7)      1,600
Robert F. Belden        49   Director                   1989   2000    641,805(5)(8)    146,500
Gust B. Geralis         40   Director                   1988   2000     13,431(5)           800

                        DIRECTORS CONTINUING IN OFFICE

Gary G. Clark           47   Chairman of the Board,     1983   1999     39,735(6)           200
                             President and Chief
                             Executive Officer
Steven N. Stein         41   Director                   1989   1999    295,060(5)(9)     51,950
Ronald A. James,        47   Director                   1996   1999    309,886               --
Jr
R. Victor Dix           62   Director                   1971   1998     12,090(5)           160
Daniel H. Plumly        43   Director                   1987   1998     13,204(5)(10)       800
L. Dwight Douce         48   Director, Executive Vice   1989   1998     26,757(6)           220
                             President, Secretary and
                             Chief Operating Officer

----------
         (1)  Includes service as a director of the Association.

(2) Includes shares, as of December 31, 1996, held directly, as well as shares which are held in retirement accounts or by certain members of the named individuals' families, over which shares the respective directors may be deemed to have sole or shared voting or investment power including shares of restricted Common Stock awarded pursuant to the 1987 Stock Option Plan over which the respective directors have sole voting but no investment power.

(3) Includes with respect to Messrs. Herald, Belden, Geralis, Clark, Stein, Dix, Plumly and Douce, 3,860, 289,421, 1,930, 482, 101,109, 278, 1,503 and
     530 shares of Common Stock, respectively, issuable upon conversion of shares of the Company's Series A and Series B Preferred Stock.

(4) Includes shares of Series A and Series B Preferred Stock beneficially owned. All directors and executive officers as a group (10 persons) own 119,030 shares of Series A Preferred Stock and 83,200 shares of the Series B Preferred Stock, or 23.89% and 17.36% of such shares outstanding, respectively.

(5) Includes 6,092 shares of Common Stock each with respect to Messrs. Herald, Belden, Geralis, Stein, Dix, and Plumly, subject to presently exercisable options granted under the Director Stock Option Plan and 2,500 shares of restricted Common Stock awarded to each of the aforementioned directors pursuant to the 1987 Stock Option Plan.

(6) Includes with respect to Messrs. Clark and Douce, 23,363 and 11,510 shares of Common Stock, respectively, subject to presently exercisable options granted under the 1987 Stock Option Plan and 10,000 and 7,500 shares of restricted Common Stock, respectively, awarded pursuant to the 1987 Stock Option Plan.

(7) Does not include 5,662 shares of Common Stock beneficially owned by Wayne Mutual Insurance Co., of which Mr. Herald is a director, as to which shares Mr. Herald disclaims beneficial ownership.

(8) See also footnote (1) of "Voting Securities and Certain Holders Thereof" above.

(9) See also footnote (4) of "Voting Securities and Certain Holders Thereof" above.

(10) Excludes 650 shares held in the Individual Retirement Account of Mr. Plumly's wife, as to which Mr. Plumly disclaims beneficial ownership.

         The business experience of each of the Company's directors for at least the past five years is as follows:

         Richard E. Herald. Mr. Herald served as Chairman of the Board of the Company and First Federal from 1989 until his retirement from such positions in April 1994. Mr. Herald retired from his position as Chief Executive Officer of the Company and First Federal in 1993. From 1977 to February 1989, Mr. Herald served as President and Chief Executive Officer of First Federal.

         Robert F. Belden. Mr. Belden is a Director and the President of The Belden Brick Company, located in Canton, Ohio. Mr. Belden has served as a Director of the Company and First Federal since 1989.

         Gust B. Geralis. Mr. Geralis is a certified public accountant and the President of Mighty Associates Inc., an automotive service company located in Medina, Ohio. Mr. Geralis has served as a Director of the Company since its formation in 1989. Mr. Geralis has also served as a Director of First Federal since 1988.

         Gary G. Clark. Mr. Clark succeeded Richard E. Herald as Chairman of the Board of the Company and First Federal in April 1994. On August 1, 1993, Mr. Clark succeeded Richard E. Herald as Chief Executive Officer of the Company and First Federal. Mr. Clark has served as a Director and President of the Company since its formation in 1989. He has also been a Director of First Federal since 1983 and President and Chief Operating Officer of First Federal from 1989 until reaching his current positions. Mr. Clark has 19 years of experience with First Federal.

         Steven N. Stein. Mr. Stein has served as the President of the Belvedere Corporation, a real estate company, located in Cincinnati, Ohio, since April 1990 and, since August 1995, as Chairman of Financial Stocks, Inc., the general partner of an investment partnership. Prior thereto he was a partner in the law firm of Taft, Stettinius & Hollister, also based in Cincinnati. Mr. Stein has served as a Director of the Company and the Association since 1989.

         Ronald A. James, Jr. Since 1980, Mr. James has served as President of Mobile Consultants, Inc. ("MCi"), a manufactured housing finance company located in Alliance, Ohio and a wholly-owned subsidiary of the Company. MCi's principal business consists of brokering manufactured home loans to financial institutions.

         R. Victor Dix. Mr. Dix is the President and Publisher of THE DAILY RECORD and Chairman and Director of Wooster Republican Printing Company. Mr. Dix has served as a Director of the Company since its formation in 1989 and as a Director of First Federal since 1971.

         Daniel H. Plumly. Mr. Plumly has been engaged in the private practice of law with the firm of Critchfield, Critchfield & Johnston, Ltd. since 1978 and has been a principal in the firm since 1981. Mr. Plumly has served as a Director of the Company since its formation in 1989. Mr. Plumly has also served as a Director of First Federal since 1987.

         L. Dwight Douce. In April 1994, Mr. Douce was named Executive Vice President of the Company. Mr. Douce has served as a Director and as Secretary and Treasurer of the Company since its formation in 1989. In June 1996, Mr. Douce was named Chief Operating Officer of First Federal. Prior thereto, Mr. Douce served as Executive Vice President of First Federal since August 1993, and Chief Financial Officer of First Federal since 1983. A Director of First Federal since 1989, Mr. Douce has 13 years of experience with First Federal.

BOARD OF DIRECTORS MEETINGS, COMMITTEES AND COMPENSATION

         BOARD AND COMMITTEE MEETINGS OF THE COMPANY. The Board of Directors of the Company held 12 meetings during the fiscal year ended December 31, 1996. No incumbent director attended fewer than 75% of the total number of meetings held by the Company's Board of Directors and all committees of the Board on which he served during the year.

         Non-employee directors of the Company receive a monthly retainer of $200; directors of the Company who are also employees receive no compensation for their service as directors of the Company. On April 30, 1996, each non-employee director was granted an option to purchase 1,000 shares of Common Stock, adjusted to 1,100 shares for the 10% stock dividend paid on May 22, 1996. The options became exercisable on November 1, 1996. In addition, on August 20, 1996, each non-employee director was granted 2,500 shares of restricted stock, subject to the same conditions on vesting as those imposed on the shares of restricted stock awarded during 1996 to Messrs. Clark, Douce and Little. For a description of these conditions, see the discussion accompanying the table captioned "Long-Term Incentive Plan Awards in Last Fiscal Year" elsewhere in this Proxy Statement. Each non-employee director of the Association receives a monthly retainer of $850 and a fee of $500 for each Association Board meeting attended.

         The Company has no standing audit or nominating committees. The full Board of Directors of the Company acts as a Nominating Committee for the annual selection of its nominees for election as directors. Pursuant to the Company's Code of Regulations, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company at least 30 days prior to the meeting and such written nomination of stockholders must contain certain information as provided in the Code of Regulations. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited nominations. The Company has standing Mergers and Acquisitions and Stock Option Committees, as described below.

         Mergers and Acquisitions Committee. The Mergers and Acquisitions Committee is responsible for advising the Board as to matters pertaining to merger and acquisition opportunities. The present members of this Committee are Directors Gary G. Clark, Chairman, Robert F. Belden, Daniel H. Plumly, Steven N. Stein and L. Dwight

Douce. Non-employee members are compensated at the rate of $300 for each meeting attended. This Committee met 10 times in 1996.

         Stock Option Committee. The Stock Option Committee is responsible for administering the 1987 Stock Option Plan, which, as noted elsewhere in this Proxy Statement, will terminate by its terms on June 15, 1997. See "Proposal II
- Approval of FirstFederal Financial Services Corp 1997 Omnibus Incentive Plan." The members of this Committee are Directors Steven N. Stein, Robert F. Belden and Daniel H. Plumly. The Chairman of the Stock Option Committee received $400 and the other members of the Stock Option Committee received $300 for each meeting attended during 1996. This Committee met twice during 1996.

         BOARD AND COMMITTEE MEETINGS OF THE ASSOCIATION. During the fiscal year ended December 31, 1996, the Board of Directors of the Association held 12 meetings. No incumbent director of the Association attended fewer than 75% of the total number of meetings held by the Association's Board of Directors and all committees of the Board of Directors of the Association on which he served during the year. The Association has standing Compensation and Benefits and Audit and Compliance Committees, as described below.

         Compensation and Benefits Committee. The Compensation and Benefits Committee is charged with the responsibility of reviewing and maintaining the various items related to compensation, and other types of benefits such as health and medical insurance, life insurance, long-term disability insurance, and such other benefits that may, from time to time, be authorized by the Board of Directors. Members of this Committee are outside directors. The present members of this Committee are Directors Steven N. Stein, Chairman, Robert F. Belden and Daniel H. Plumly. Committee members are appointed by Board action each year at the reorganizational meeting of the Board and are compensated at the rate of $400 for the Chairman and $300 for each member for attendance at Compensation and Benefits Committee meetings. This Committee met six times in 1996.

         Audit and Compliance Committee. The Audit and Compliance Committee is responsible for monthly review of reports developed by the internal audit department and compliance department and for follow-up to determine that adequate action is taken to ensure correction of any problems that have been identified. Other responsibilities of this Committee are to recommend annually to the Board the engagement of an independent auditing firm, to review the scope and results of the audit with the independent auditors and to meet with internal and independent auditors as appropriate. Monthly reports are made to the full Board by this Committee. Current Committee members are Directors Gust B. Geralis, Chairman, Richard E. Herald, R. Victor Dix and Daniel H. Plumly. Committee members are compensated at the rate of $300 and the Chairman receives $400 for attendance at Audit and Compliance Committee meetings. The Audit and Compliance Committee met 12 times during 1996.

EXECUTIVE COMPENSATION

         The following table sets forth information concerning the compensation paid or granted to the Company's Chief Executive Officer and to certain other executive officers of the Company whose aggregate cash compensation exceeded $100,000 in fiscal 1996. Each of the executive officers listed below is also an officer of the Association.

=================================================================================================================

                           SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------
                                                                                    LONG-TERM
                        ANNUAL COMPENSATION                                        COMPENSATION
------------------------------------------------------------------------------------------------------------------
                                                                                  SECURITIES
                    NAME AND                                                       UNDERLYING        ALL OTHER
                    PRINCIPAL                               SALARY     BONUS        OPTIONS        COMPENSATION
                    POSITION                       YEAR      ($)        ($)          (#)(1)           ($)(2)
------------------------------------------------------------------------------------------------------------------
Gary G. Clark                                      1996    195,000    80,000         10,000            5,802
 Chairman, President and Chief                     1995    180,000    67,500         11,000            5,786
 Executive Officer                                 1994    165,000      ---          12,110            3,780
------------------------------------------------------------------------------------------------------------------
L. Dwight Douce                                    1996    135,000    45,000          7,500            5,600
 Executive Vice President,                         1995    115,000    34,500          6,600            4,718
 Secretary and Treasurer                           1994    105,000      ---           7,260            3,454
------------------------------------------------------------------------------------------------------------------
James J. Little(3)                                 1996    103,500   100,500          5,000            2,942
 Executive Vice President                          1995     33,500      ---           2,750               37
 and Chief Financial Officer                       1994       ---       ---            ---               ---
=================================================================================================================


(1)  Options granted prior to 1996 have been adjusted for the 10% stock dividends paid on May 22, 1996 and May
     22, 1995 (the "Stock Dividends").

(2)  Represents matching contributions under the Association's 401(k) Savings and Investment Plan (the "401(k)
     Plan"), and life insurance premiums paid by the Association on behalf of each of Messrs. Clark, Douce and
     Little, as follows: 1996:401(k)- $4,500, $4,514 and $2,585; life insurance premiums - $1,302, $1,086 and
     $359; 1995: 401(k) - $4,916, $3,848 and $0; life insurance premiums - $870, $870 and $37; 1994: 401(k)-
     $2,910 $2,910 and $0; life insurance premiums $870, $870 and $0.

(3)  Mr. Little became an officer of the Company and the Association in July 1995.


         The following table sets forth certain information concerning stock options granted pursuant to the 1987 Stock Option Plan to the named executive officers in 1996. No stock appreciation rights have been granted pursuant to the 1987 Stock Option Plan.

=============================================================================================================================

                        OPTION GRANTS IN LAST FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    POTENTIAL REALIZABLE
                                                                                                      VALUE AT ASSUMED
                                                                                                    ANNUAL RATES OF STOCK
                                                                                                     PRICE APPRECIATION
                                       Individual Grants                                               FOR OPTION TERM
-----------------------------------------------------------------------------------------------------------------------------
                                         NUMBER OF      % OF TOTAL
                                         SECURITIES      OPTIONS
                                         UNDERLYING     GRANTED TO      EXERCISE
                                          OPTIONS       EMPLOYEES       OR BASE
                                          GRANTED       IN FISCAL        PRICE      EXPIRATION
                 NAME                      (#)(1)          YEAR          ($/SH)        DATE         5% ($)        10% ($)
-----------------------------------------------------------------------------------------------------------------------------
Gary G. Clark                              10,000          9.57%        $28.25       06/13/06    $177,666      $450,232
-----------------------------------------------------------------------------------------------------------------------------
L. Dwight Douce                             7,500          7.18          28.25       06/13/06     133,249       337,674
-----------------------------------------------------------------------------------------------------------------------------
James J. Little                             5,000          4.78          28.25       06/13/06      88,833       225,116
=============================================================================================================================

----------
(1)  Options become exercisable on June 13, 1999.



     The following table sets forth certain information concerning the number and value of stock options at December 31, 1996 held by the named executive officers, with adjustments for those options awarded prior to the Stock Dividends.


============================================================================================================================

                                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                        OPTION VALUES
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                          VALUE OF
                                                                          NUMBER OF                     UNEXERCISED
                                                                         UNEXERCISED                    IN-THE-MONEY
                                                                          OPTIONS AT                     OPTIONS AT
                                                                          FY-END (#)                   FY-END ($)(2)
                         SHARES ACQUIRED      VALUE REALIZED     ------------------------------------------------------------
         NAME            ON EXERCISE (#)          ($)(1)         EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
-----------------------------------------------------------------------------------------------------------------------------
Gary G. Clark                  -0-                  N/A             23,363         33,100        $763,459       $607,528
-----------------------------------------------------------------------------------------------------------------------------
L. Dwight Douce               4,621              $127,057           11,510         21,360         361,976        485,460
-----------------------------------------------------------------------------------------------------------------------------
James J. Little                -0-                  N/A              -0-           7,750            N/A           53,150
============================================================================================================================

(1) Represents the difference between the fair market value of the shares of Common Stock acquired upon exercise (based upon the closing price per share on the Nasdaq National Market on the date of exercise) and the aggregate exercise price of each option.

(2) Represents the difference between the fair market of the shares of Common Stock underlying the options on December 31, 1996 (based upon the closing price per share on the Nasdaq National Market on December 31, 1996) and the aggregate exercise price of each option.

     The following table sets forth certain information regarding shares of restricted stock granted to Messrs. Clark, Douce and Little under the 1987 Stock Option Plan on July 26, 1996.


==================================================================================================================

                               LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR
------------------------------------------------------------------------------------------------------------------
                                                                          ESTIMATED FUTURE PAYOUTS UNDER NON-
                                                                                STOCK PRICE-BASED PLANS
------------------------------------------------------------------------------------------------------------------
                                                      PERFORMANCE
                                      NUMBER OF         OR OTHER
                                    SHARES, UNITS     PERIOD UNTIL
                                       OR OTHER      MATURATION OR    THRESHOLD #   TARGET # OF      MAXIMUM #
               NAME                     RIGHTS           PAYOUT        OF SHARES       SHARES        OF SHARES
------------------------------------------------------------------------------------------------------------------
Gary G. Clark                          10,000          1996-2006         2,000         10,000      10,000
------------------------------------------------------------------------------------------------------------------
L. Dwight Douce                         7,500          1996-2006         1,500          7,500       7,500
------------------------------------------------------------------------------------------------------------------
James J. Little                         5,000          1996-2006         1,000          5,000       5,000
==================================================================================================================

     The shares of restricted stock awarded to Messrs. Clark, Douce and Little are scheduled to vest in 20% increments beginning January 31, 1997, provided that the Company's return on equity for the preceding fiscal year equalled or exceeded 15%. Because the Company's return on equity did not equal or exceed 15% during 1996, no shares of restricted stock vested on January 31, 1997. Shares which do not vest on a particular vesting date because the Company's return on equity for the preceding fiscal year did not equal or exceed 15% will be deferred and eligible for vesting on the next vesting date thereafter (but in no event later than January 31, 2006), and each subsequent class of unvested shares will be correspondingly deferred and eligible for vesting on the next succeeding vesting date. Any shares of restricted stock that have not vested on or before January 31, 2006 will be forfeited and returned to the Company.

     EMPLOYMENT AGREEMENTS. The Association has entered into employment agreements with Messrs. Clark, Douce and Little. The employment agreements provide for an annual base salary in an amount not less than each individual's respective current salary and provide for a salary review by the Board of Directors not less often than annually. The agreements also provide for termination upon the employee's death, for cause or in certain events specified by regulations of the Office of Thrift Supervision (the "OTS"). The employment agreements are also terminable by the employee upon 90 days written notice to the Association.

     The employment agreements provide for payment (in lieu of salary) to Messrs. Clark, Douce and Little of an amount equal to 299% of their five year average base compensation, respectively, in the event there is a "change in control" of the Association where employment terminates in connection with such change in control or within 12 months thereafter. If the employment of Messrs. Clark, Douce and Little had been terminated as of December 31, 1996 under circumstances entitling them to severance pay as described above, they would have been entitled to receive lump sum cash payments of approximately $600,368, $390,500 and $339,625, respectively.

TERMINATION OF DEFINED BENEFIT PENSION PLAN

     The Association sponsored a non-contributory insured defined benefit pension plan, the First Federal Savings and Loan Association of Wooster Pension Plan (the "Pension Plan"), until the termination of the Pension Plan on December 31, 1996. At the time of termination, all benefits under the Pension Plan became fully vested. The lump sum cash value of each participant's vested benefits may, at the election of the participant, (i) be transferred into the 401(k) Plan into an account for the Participant or (ii) be used to purchase annuity contracts from an insurance company. In connection with the termination of the Pension Plan, the 401(k) Plan was amended to permit the Association to make additional annual contributions thereunder in the amount of what would have been the expected average annual cost of continuing to fund the Pension Plan. Each employee's share of such annual contributions will be weighted according to the employee's age and compensation, with the age-weight increasing as the employee's age increases.

REPORT ON EXECUTIVE COMPENSATION OF THE COMPENSATION AND BENEFITS AND STOCK OPTION COMMITTEES

     All executive officers of the Company also currently hold positions with the Association and receive their primary cash compensation from the Association. Decisions on cash compensation of the Company's executives are made by the three member Compensation and Benefits Committee of the Association's Board of Directors. All decisions by the Compensation and Benefits Committee relating to the cash compensation of the Company's executive officers are reviewed by the full Board, except that Board members who are also executive officers do not participate in deliberations regarding their respective compensation.

     In 1989, the Company amended and has since maintained the 1987 Stock Option Plan, which by its terms will expire on June 15, 1997, and awards under which were made solely by a three member committee. The Board of Directors has adopted the 1997 Omnibus Incentive Plan, which shareholders are being asked to approve at the Meeting. See "Proposal II--Approval of FirstFederal Financial Services Corp 1997 Omnibus Incentive Plan."

     Set forth below is a report prepared by Messrs. Stein, Belden and Plumly in their capacities as members of the Association Board's Compensation and Benefits Committee and the Company Board's Stock Option Committee. This report addresses the compensation policies for 1996 as they affected the Chief Executive Officer and other executive officers of the Company and the Association.

         Compensation Policies Toward Executive Officers Generally. The Compensation and Benefits Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual and long-term performance goals, reward above-average Company performance, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. Target levels of the executive officers' overall compensation are intended to be competitive with the compensation being paid to executive officers of a peer group of publicly traded thrifts in Ohio and the Midwest. The Company's and Association's officers also are eligible for selection as participants in the Association's incentive compensation plans, although the executive officers other than Messrs. Clark, Douce and Little typically receive a larger percentage of their compensation in the form of salary.

         The Compensation and Benefits Committee also endorses the position that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value. Thus, the Compensation and Benefits Committee has also utilized these elements in the compensation packages for its executive officers.

         Relationship of Performance Under Compensation Plans. Compensation paid to Messrs. Clark, Douce and Little in 1996, as reflected in the foregoing tables, and to the Association's other executive officers, consisted of the following elements: base salary, awards accrued pursuant to the Management Incentive Compensation Plan (the "Incentive Plan") and matching contributions to the 401(k) Plan. In addition (as indicated in the foregoing tables), in 1996 the Stock Option Committee awarded stock options and shares of restricted stock under the 1987 Stock Option Plan to Messrs. Clark, Douce and Little. For a discussion of the vesting terms of the shares of restricted stock, see the description accompanying the table captioned "Long-Term Incentive Plan Awards in Last Fiscal Year" elsewhere in this Proxy Statement.

         Management Incentive Compensation Plan. The Incentive Plan is a cash bonus plan under which awards may be authorized on an annual basis by the Compensation and Benefits Committee to participants if certain performance goals are met by the Association.

         Awards under the Incentive Plan have been based upon (i) the Company's success in attaining a targeted return on average equity (net earnings divided by average equity) in excess of a minimum threshold goal established annually in advance by the Board of Directors, and (ii) with respect to executives other than Messrs. Clark, Douce and Little, individual performance.

         One hundred percent of the incentive awards for Messrs. Clark, Douce and Little in 1996 were based upon the Company's attainment of a targeted return on average equity.

         Stock Incentive Plan. The long-term incentive component of the executive officers' 1996 compensation arose under the 1987 Stock Option Plan. As noted above, the 1987 Stock Option Plan will expire on June 15, 1997. Awards of stock options are designed to promote the alignment of long-term interests between the Company's executive officers and its shareholders and assist in the retention of executives. Future awards of stock options and other equity-based incentive awards will be made under the 1997 Omnibus Incentive Plan, subject to the approval of the shareholders at the Meeting. See "Proposal II--Approval of FirstFederal Financial Services Corp 1997 Omnibus Incentive Plan."

         The 1987 Stock Option Plan provides for awards in the form of stock options, stock appreciation rights, limited stock appreciation rights and restricted stock. Each award is made on such terms and conditions, consistent with the Stock Option Plan, as the Committee administering the Stock Option Plan may determine. No awards of stock appreciation rights or limited stock appreciation rights have been made. The stock options granted to date generally have been exercisable in three years, and in no event later than ten years, from the date of the grant. Under the 1987 Stock Option Plan, the Committee may grant either "Incentive Stock Options", as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or stock options not intended to qualify as such. The Company does not receive any cash consideration for the granting of options under the 1987 Stock Option Plan. Shares may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Stock Option Plan. No award or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution.

         Messrs. Clark and Douce have received annual awards of stock options since 1987. During 1996, the Stock Option Committee granted to Messrs. Clark, Douce and Little options to purchase the number of shares of Company Common Stock as indicated in the "Option Grants in Last Fiscal Year" table above.

         Other Compensation Plans. At various times in the past, the Association has adopted certain broad-based employee benefit plans in which the executive officers are permitted to participate on the same terms as non-executive employees who meet applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under the plans.

         Pursuant to the 401(k) Plan, participants are permitted to make annual salary reduction contributions to the 401(k) Plan in amounts of 1% to 15% of their salary. Prior to January 1, 1997, the participant's salary reduction contribution was matched by contributions in Common Stock based on a formula up to a maximum of 2% of the participant's salary for those participants who qualified. Effective January 1, 1997, this maximum percentage was raised to 3%. Supplemental matching contributions may be contributed from time to time, in Common Stock, upon approval of the Association's Board of Directors. In connection with the termination of the Pension Plan, the 401(k) Plan was amended to permit the Association to apply what would have been the average annual cost of continuing to fund the Pension Plan toward annual "age-weighted" contributions to the 401(k) Plan (in addition to the Association's regular matching contributions). An employee's share of any age- weighted contributions to the 401(k) Plan will increase as the employee becomes older, unless the employee's salary simultaneously decreases significantly.

         For 1996, the Association's matching contributions to the 401(k) Plans for Messrs. Clark, Douce and Little were $4,500, $4,500 and $2,585, respectively.

         Determination of Chief Executive Officer's Compensation. The Compensation and Benefits Committee based the Chief Executive Officer's 1996 compensation on the policies described above for executive officers generally. A significant portion of the Chief Executive Officer's potential compensation is tied to the Company's performance. In targeting compensation for the Chief Executive Officer, the Compensation and Benefits Committee also seeks to be competitive with the total compensation being paid to the Chief Executive Officers of comparable publicly traded financial services companies. The Compensation and Benefits Committee has targeted the Chief Executive Officer's total compensation at or slightly above the median total compensation paid to Chief Executive Officers of these comparable companies. The members of the Compensation and Benefits Committee and the Stock Option Committee are Directors Steven N. Stein, Chairman, Robert F. Belden and Daniel H. Plumly.


PERFORMANCE GRAPH

     The line graph below compares the cumulative total stockholder return on the Company's Common Stock to the cumulative total return of a broad index of The Nasdaq Stock Market and a savings and loan industry index for the period December 31, 1991 through December 31, 1996. The graph is based on the assumption that $100 was invested on December 31, 1991 and that all dividends were reinvested.


                          FIRSTFEDERAL FINANCIAL SVCS

                            TOTAL RETURN PERFORMANCE



                                               PERIOD ENDING
                              ----------------------------------------------------------------
INDEX                         12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
----------------------------------------------------------------------------------------------
FIRSTFEDERAL FINANCIAL SVCS     100.00     201.70     314.42     308.10     401.94     736.05
NASDAQ TOTAL RETURN             100.00     116.38     133.60     130.59     184.67     227.16
THRIFTS (ALL)                   100.00     140.80     176.71     174.63     271.96     354.35


CERTAIN TRANSACTIONS

     Effective August 9, 1989, the Financial Institutions Recovery, Reform and Enforcement Act ("FIRREA") requires that all transactions with senior policy-making officers and directors be on terms and conditions comparable to those for similar transactions with non-affiliates. In addition, all loans and other transactions between the Company and such officers and directors will be subject to approval by a majority of the directors of the Company, including a majority of its disinterested directors. The Association continues to follow a policy, as permitted under FIRREA, of granting to employees, who are not senior policy-making officers, loans for the financing and improvement of their personal residences as well as consumer loans on substantially the same terms and collateral, except for interest rates and waiver of certain fees, as those of comparable transactions prevailing at the time.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Director Daniel H. Plumly, a member of the Association's Compensation and Benefits Committee and the Company's Stock Option Committee, is a principal in the law firm of Critchfield, Critchfield & Johnston, Ltd., Wooster, Ohio ("Critchfield"). Critchfield has provided legal services to the Association for many years and to the Company since its inception in 1989. During 1996, compensation paid to Critchfield for legal services totaled $586,447, as follows: the Company - $86,540; the Association - $146,937; Mobile Consultants, Inc. - $52,514; FirstFed Corp., a subsidiary of the Association, - $95,000; all other subsidiaries of the Association - $1,620; borrowers of the Association and the sellers of real estate in connection with the closing of real estate loans made by the Association - $203,836.

     Mr. Plumly is also a partner in Heartland Title Agency. During 1996, Heartland Title Agency received $53,183 from borrowers of the Association and the sellers of real estate for escrow services, premiums for title insurance, title search fees and other matters relating to closing real estate loans.

     PROPOSAL II--APPROVAL OF THE FIRSTFEDERAL FINANCIAL SERVICES CORP 1997
                             OMNIBUS INCENTIVE PLAN

     The Company's Board of Directors has adopted the 1997 Omnibus Incentive Plan (the "Omnibus Plan"), subject to approval by the shareholders at the Meeting. The Omnibus Plan is comparable in structure and purpose to plans adopted by the stockholders of a large number of public companies and is similar to the Company's 1987 Stock Option Plan, approved by the stockholders of the Association (prior to the reorganization of the Association into a holding company structure) in 1987, and which will expire by its terms on June 15, 1997.

     Pursuant to the Omnibus Plan, 438,011 shares, or approximately 8% of the fully-diluted shares of Common Stock outstanding as of December 31, 1996, will be reserved for issuance thereunder from the Company's authorized but unissued shares of Common Stock. During any calendar year, no participant may be granted awards under the Plan with respect to more than 50,000 shares, subject to adjustment in the event of certain changes in the capitalization of the Company. As noted above, the 1987 Stock Option Plan will expire on June 15, 1997. In order to continue to promote the long-term interests of the Company and its stockholders by providing a flexible and comprehensive means for attracting and retaining directors, advisory directors, officers and employees of the Company and its corporate affiliates, the Board of Directors approved the Omnibus Plan, and recommends approval of the Omnibus Plan by the shareholders.

     The complete text of the Omnibus Plan is attached as Appendix A to this Proxy Statement. The principal features of the Omnibus Plan are summarized below.

GENERAL

     The Omnibus Plan provides for awards in the form of stock options, stock appreciation rights ("SARs"), restricted stock and performance awards. Each award shall be on such terms and conditions, consistent with the Omnibus Plan, as the committee administering the Omnibus Plan may determine.

     Shares of Common Stock subject to an award under the Omnibus Plan may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Omnibus Plan or any other plan of the Company or its subsidiaries.


ADMINISTRATION

     The Plan is administered by a Committee of two or more members of the Board of Directors of the Company (the "Stock Option Committee"), each of whom, as required by the Omnibus Plan, is (i) an outside director as defined under
Section 162(m) of the Code and (ii) a Non-Employee Director as defined in the rules under Section 16(b) of the Securities Exchange Act of 1934. In granting awards under the Omnibus Plan, the Stock Option considers, among other things, position and years of service, value of the participant's services to the Company and its affiliates and the responsibilities of such individuals as employees, directors and officers of a public company.

ELIGIBILITY

     Any director, advisory director, officer or employee of the Company or its corporate affiliates is eligible to participate in the Omnibus Plan.

AWARD DESCRIPTIONS

     The Omnibus Plan authorizes the Stock Option Committee to grant the following awards:

     Stock Options. The Stock Option Committee may grant either "Incentive Stock Options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("Non-Qualified Stock Options"). Incentive Stock Options may be granted only to employees of the Company and its corporate affiliates.

     The term of a Non-Qualified Stock Option granted under the Omnibus Plan may not exceed 15 years from the date of grant. The term of an Incentive Stock Option may not exceed ten years, and the term of an Incentive Stock Option granted to any individual owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company and its corporate affiliates a (a "Ten Percent Holder") may not exceed five years.

     The exercise price of each stock option is determined by the Stock Option Committee, provided that (i) the exercise price for the purchase of shares subject to an Incentive Stock Option may not be less than 100% of the market value of the shares covered by the option on the date of grant and (ii) the exercise price of an Incentive Stock Option granted to a Ten Percent Holder may not be less than 110% of the market value of the shares covered by the option on the date of grant. The exercise price may be paid in cash, shares of Common Stock or a combination of both.

     Stock Appreciation Rights. The Stock Option Committee is authorized to award SARs, each of which, upon exercise thereof, will entitle the holder thereof to receive a number of shares of the Common Stock or cash or a combination thereof, as the Stock Option Committee shall determine, the aggregate value of which shall equal (as nearly as possible) the amount by which the market value per share of the Common Stock on the date of exercise exceeds the exercise price of the SAR, multiplied by the number of shares underlying the SAR. A SAR may be related to an option or granted independently of an option.

     The Stock Option Committee will determine the exercise price and term of each SAR, provided that (i) the term of a SAR may not exceed 15 years and (ii) an option related to a SAR which is an Incentive Stock Option must satisfy all requirements pertaining to Incentive Stock Options (e.g., exercise price, term). SARs are generally exercisable to the same extent and in the same manner as stock options, as described above.

     Restricted Stock. The Stock Option Committee may grant restricted stock, subject to such restrictions as the Stock Option Committee may impose. Except for any restrictions which may be imposed by the Stock Option Committee, holders of restricted stock awarded under the Omnibus Plan shall have all of the rights of a stockholders generally, including the right to receive dividends on and vote the shares. Unless otherwise permitted by the Stock Option Committee, in its sole discretion, the participant may not sell, assign, transfer, pledge or otherwise encumber any of the shares of restricted stock awarded to him during the restricted period.

     The Stock Option Committee may, in its discretion, accelerate the time at which any or all restrictions will lapse, or may remove any or all restrictions imposed.

     Performance Awards. The Stock Option Committee is authorized to grant performance-based awards which may be denominated in cash, Common Stock, other securities or other awards under the Omnibus Plan or other property. The specific performance goals for each performance award are at the discretion of the Stock Option Committee.

TERMINATION OF SERVICE

     Set forth below is a summary of the effects of termination of service to the Company or a corporate affiliate thereof of a participant to whom an award has been granted under the Omnibus Plan.

     Stock Options and SARs. Unless the Stock Option Committee provides otherwise, in the event of a participant's termination of service to the Company or an affiliate thereof by reason of disability or early retirement, the participant may exercise an option or SAR theretofore granted to such participant within a period of three months from the date of termination of service in the case of an Incentive Stock Option or one year from the date of termination of service in the case of a Non-Qualified Stock Option or SAR (but in no event after the expiration date of the award). If a participant to whom an option or SAR was granted is terminated for cause, all rights under such option or SAR will expire immediately.

     Unless the Stock Option Committee provides otherwise, in the event of termination of service due to normal retirement, a participant to whom an option or SAR is granted may exercise such award following termination of service for a period of three months, in the case of an Incentive Stock Option, or two years, in the case of a Non- Qualified Stock Option or a SAR (but in no event after the expiration date of the award). In the event of the death of a participant to whom an option or SAR is granted, the person to whom the award is transferred may exercise such award within a period of two years following the death of the participant (but in no event after the expiration date of the award).

     Restricted Stock. In the event of termination of service of a participant to whom restricted stock is granted for any reason other than death, disability or normal or early retirement, unless the Stock Option Committee determines otherwise, all shares of restricted stock as to which applicable restrictions have not yet lapsed will be forfeited and returned to the Company. Unless the Stock Option Committee determines otherwise, in the event of termination of service of the person to whom restricted stock is granted due to death, disability or normal or early retirement, all shares subject to restrictions at time of termination will become free of such restrictions.

     Performance Awards. In the event of termination of service of a participant to whom a performance award is granted, the rights of such participant will be governed by the terms of the applicable award agreement.

TRANSFERABILITY OF AWARDS

     An Incentive Stock Option awarded under the Omnibus Plan may be transferred only upon the death of the participant to whom it has been granted, by will or the laws of inheritance. Unless otherwise provided by the Stock Option Committee, an award other than an Incentive Stock Option may be transferred during the lifetime of the participant to whom it was awarded pursuant to a qualified domestic relations order or by gift to any member of the participant's immediate family or to a trust for the benefit of any member of the participant's immediate family.

EFFECT OF MERGER AND OTHER ADJUSTMENTS

     In the event of a merger or other business combination of the Company in which the Company is not the surviving entity, any participant to whom an option or SAR has been granted will, with limited exception, have the right after consummation of such transaction and during the remaining term of the option or SAR to receive upon exercise of such award an amount equal to the excess of the fair market value on the date of exercise of the securities or other consideration receivable in the merger in respect of a share of Common Stock over the exercise price of the option or SAR, multiplied by the number of shares of Common Stock with respect to which the option or SAR is exercised.

     Upon a change in control of the Company, unless otherwise provided by the Stock Option Committee in the applicable award agreement, any restrictions or vesting period with respect to any outstanding awards will immediately lapse and all such awards will become fully vested.

     Shares as to which awards may be granted under the Omnibus Plan, and shares then subject to awards, will be adjusted by the Stock Option Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company.

AMENDMENT AND TERMINATION

     The Board of Directors of the Company may at any time amend, suspend or terminate the Omnibus Plan, except that any such action will be subject to the approval of the Company's shareholders if such approval is required by applicable laws or regulations or by the rules of any stock exchange or quotation system on which the shares of Common Stock may be listed or quoted or if the Board of Directors of the Company in its discretion determines to seek shareholder approval.

FEDERAL INCOME TAX CONSEQUENCES

     Under present federal income tax laws, awards under the Omnibus Plan will have the following consequences:

(1) The grant of an award, by itself, will generally neither result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant. However, the grant of an award of cash or property other than a stock option, SAR or restricted stock (except as provided below) will generally result in the recognition of ordinary income by the participant and entitle the Company to a corresponding deduction at the time of grant.

(2) In order to qualify as an Incentive Stock Option, a stock option awarded under the Omnibus Plan must meet the conditions contained in Section 422 of the Code, including the requirement that the shares acquired upon the exercise of the stock option be held for one year after the date of exercise and two years after the grant of the option. The exercise of an Incentive Stock Option will generally not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The alternative minimum tax will be payable at the rate of 26% on the first $175,000 of "minimum taxable income" above the exemption amount ($33,750 for a single individual or $45,000 for married individuals filing jointly). This tax applies at a flat rate of 28% on minimum taxable income more than $175,000 above the applicable exemption amounts. If a taxpayer has alternative minimum taxable income in excess of $150,000 (married individuals filing jointly) or $112,500 (single individual), the $45,000 or $33,750 exemptions will be reduced by an amount equal to 25% of the amount by which the alternative minimum taxable income of the taxpayer exceeds $150,000 or $112,500, respectively. If the shares acquired upon exercise of an Incentive Stock Option are not held for at least one year after transfer of such shares to the participant or two years after the grant of the Incentive Stock Option, whichever is later, the participant will recognize ordinary income or loss upon disposition of the shares in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares. In such an event, the Company will generally be entitled to a corresponding deduction, provided the Company meets its federal withholding tax obligations. The participant will also recognize capital gain or loss in an amount of the difference, if any, between the sale price and the fair market value of the shares on the date of exercise of the Incentive Stock Option; such capital gain or loss will be characterized as long-term if the shares were held for more than one year after the date of exercise of the Incentive Stock Option. The Company will not be entitled to a corresponding deduction for such capital gain or loss. If the shares are held by the participant for one year after the Incentive Stock Option is exercised and two years after the Incentive Stock Option was granted, the participant will recognize a long-term capital gain or loss upon disposition of the shares and the Company will not be entitled to a corresponding deduction. The amount of such gain or loss will be equal to the difference between the amount realized by the participant upon disposition of the shares and the amount paid by the participant for such shares.

(3) The exercise of a Non-Qualified Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option. The Company will be allowed a deduction at the time and in the amount of any ordinary income recognized by the participant upon the exercise of a Non-Qualified Stock Option, provided the Company meets its federal tax withholding obligations. Upon sale of the shares acquired upon exercise of Non-Qualified Stock Option, any appreciation or depreciation in the value of such shares from the time of exercise will result in the recognition of a capital gain or loss by the participant. Such gain or loss will be long-term capital gain or loss if the participant held the shares for more than one year following exercise of the Non-Qualified Stock Option.

(4) The exercise of an SAR will result in the recognition of ordinary income by the participant on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise. The Company will be entitled to a corresponding deduction.

(5) Holders of restricted stock will recognize ordinary income on the date that the restricted stock is no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Holders of restricted stock will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received. Generally, the amount of income recognized by participants will be a deductible expense for tax purposes for the Company.

AWARDS UNDER THE OMNIBUS INCENTIVE PLAN

      No awards have been made under the Omnibus Incentive Plan.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE OMNIBUS INCENTIVE PLAN.

         PROPOSAL III--APPROVAL OF THE 1997 EMPLOYEE STOCK PURCHASE PLAN

      At the Meeting, the shareholders will be requested to approve the Company's 1997 Employee Stock Purchase Plan (the "Purchase Plan"). The Board of Directors recommends approval of the Purchase Plan in order to provide eligible employees of the Company and its corporate affiliates with the opportunity to acquire a proprietary interest in the Company and to promote the long-term interests of the Company and its stockholders by providing a means for attracting and retaining employees of the Company and its corporate affiliates.

      The complete text of the Purchase Plan is attached as Appendix B to this Proxy Statement. The principal features of the Purchase Plan are summarized below.

GENERAL

      The Purchase Plan allows for employee purchases of Common Stock at a discount from the market price on a regular basis through periodic payroll deductions in a manner that will qualify for favorable tax treatment under
Section 423 of the Code. There are 109,502 shares of Common Stock reserved for issuance under the Purchase Plan, representing approximately 2% of the fully-diluted shares of Common Stock outstanding as of December 31, 1996. As of March 4, 1997, there were approximately 500 employees eligible to participate in the Purchase Plan.

ELIGIBILITY

      Each employee who is customarily employed by the Company or any corporate affiliate thereof for a period of more than 20 hours per week and more than five months per year will be eligible to participate in the Purchase Plan.

ADMINISTRATION

      The Plan is to be administered by a committee consisting of two or more non-employee members of the Board of Directors of the Company (the "Plan Administrator"). The Plan Administrator has full authority to interpret the provisions of the Purchase Plan and to adopt such rules and regulations for administering the Purchase Plan as it deems appropriate.

PURCHASE PERIODS

      The Purchase Plan is implemented through a series of successive purchase periods with a duration of one year each, commencing on the first business day in January and ending on the last business day in December. However, the initial purchase period began on the date on which the Board of Directors of the Company approved the Purchase Plan, February 18, 1997, and will end on December 31, 1997.

      A participant will be granted a "purchase right" entitling him or her to purchase a number of shares of Common Stock for each purchase period in which he or she participates. The purchase right will be granted on the start date of the purchase period and will automatically be exercised on the last day of the purchase period.


PURCHASE PRICE

      The purchase price per share will be the lesser of (i) 85% of the fair market value per share of the Common Stock on the start date of the purchase period or (ii) 85% of the fair market value of the Common Stock on the last date of the purchase period.

NUMBER OF SHARES PURCHASED; PAYROLL DEDUCTIONS

      The number of shares purchased by a participant upon exercise of each purchase right will be the number of whole shares obtained by dividing the amount collected from the participant through payroll deductions during the purchase period to which such purchase right pertains by the purchase price in effect for that purchase period. A participant may authorize payroll deductions up to a maximum of 10% of his or her base salary.

      Payment for stock purchased under the Purchase Plan will be effected through participant-authorized payroll deductions. The deductions will begin with the first pay day of the purchase period and end on the last pay day during that purchase period.

      Because the purchase of shares under the Purchase Plan is discretionary with all eligible employees, it would not be meaningful to include information as to the amount of shares which would have been distributable during fiscal 1996 to all employees, or to groups of employees, or to any particular employee of the Company had the Purchase Plan been in effect during the year.

MAXIMUM PURCHASE

      No participant may purchase more than $25,000 worth of Common Stock (based on the fair market value of the stock on the start date of the purchase period) for each calendar year his or her purchase right remains outstanding.

RESTRICTIONS ON GRANTS OF PURCHASE RIGHTS TO CERTAIN EMPLOYEES

      A purchase right may not be granted under the Purchase Plan to any eligible employee if such individual would, after the purchase right is granted, own stock possessing 5% or more of the combined voting power of all classes of stock of the Company or any corporate affiliate thereof.

RIGHTS OF PARTICIPANT; EXERCISABILITY AND TRANSFERABILITY

      A participant does not have any rights as a shareholder with respect to the shares subject to his or her outstanding purchase right until such right is exercised at the end of the purchase period. An outstanding purchase right is exercisable during the lifetime of the participant only by the participant, and is not assignable or transferable other than upon the death of the participant by will or the laws of inheritance.

PARTICIPANT WITHDRAWAL FROM PURCHASE PLAN

      A participant may withdraw from a purchase period at any time prior to the last five business days of the purchase period, and may elect to have his or her payroll deductions for that period refunded immediately or applied toward the purchase of stock at the end of that purchase period. Whatever the election, the participant may not rejoin that purchase period at any time. To resume participation in the Purchase Plan, such individual must re-enroll in the Purchase Plan on or before the start date of the new purchase period.

      In the event that a participant ceases to remain an eligible employee for any reason, any payroll deductions collected from him or her during the purchase period in which such cessation of status occurs will, at the participant's election, either be refunded or applied toward the purchase of stock at the end of that purchase period.

EFFECT OF MERGER

      In the event the Company is acquired by merger or asset sale, all outstanding purchase rights automatically will be exercised, immediately prior to consummation of such acquisition, at a purchase price equal to 85% of the LOWER of (i) the fair market value of the stock on the start date of the purchase period or (ii) the fair market value of the stock immediately prior to such acquisition.

FEDERAL INCOME TAX CONSEQUENCES

      TO THE PARTICIPANT. The Purchase Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 of the Code. As a result, no taxable income will be recognized by a participant upon the grant of the discounted purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant dies while still owning the purchased shares.

      If the participant sells or otherwise disposes of the purchased shares within either two years after the start date of the purchase period or within one year after the purchase date, the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price. In addition, any appreciation in the value of the shares between the sale date and the purchase date will be capital gain and will be characterized as long-term capital gain if the shares are held for more than one year following the purchase date.

      If the participant sells or disposes of the purchased shares more than two years after the start date of the purchase period and one year after the purchase date, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the date of sale or disposition exceeded the purchase price paid for those shares or (ii) 15% of the fair market value of the shares on the start date of the purchase period in which the shares were acquired. Any additional gain upon the disposition will be taxed as long-term capital gain.

      If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) 15% of the fair market value of the shares on the start date of the purchase period in which the shares were acquired, will constitute ordinary income in the year of death.

      TO THE COMPANY. If the purchased shares are sold or otherwise disposed of within two years after the start date of the purchase period or within one year after the purchase date, the Company will be entitled to a deduction in the year of sale or disposition equal to the amount of ordinary income recognized by a participant as a result of such sale or disposition. In all other cases, no deduction is allowed.

TERM OF PLAN

      By its terms, the Plan will terminate upon the earlier of (i) December 31, 2007 or (ii) the date on which all shares available for issuance under the Plan have been sold pursuant to purchase rights exercised under the Plan.

AMENDMENT

      The Board of Directors of the Company may amend or terminate the Plan without the approval of the Company's shareholders or consent of the Plan Participants, except when otherwise required by law or regulation or by the rules of any stock exchange or quotation system on which the shares of the Company's stock may be listed or quoted, and except that the Board of Directors may not amend or terminate the Plan where such action would adversely affect purchase rights at the time outstanding under the Plan.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE PURCHASE PLAN.

                              INDEPENDENT AUDITORS

      On August 20, 1996, the appointment of Deloitte & Touche LLP as the Company's independent auditors was terminated and KPMG Peat Marwick LLP was engaged as the Company's independent auditors. The decision to change accountants was approved by the Board of Directors of the Company. In connection with the audits of the two fiscal years ended December 31, 1995 and the subsequent interim periods through August 20, 1996, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused Deloitte & Touche LLP to make reference to the subject matters of the disagreements in connection with their audit reports. The audit reports of Deloitte & Touche LLP on the consolidated financial statements of the Company and subsidiaries as of and for the years ended December 31, 1995 and 1994, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

      The Board of Directors has appointed KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1997. Representatives of KPMG Peat Marwick LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

                              SHAREHOLDER PROPOSALS

      In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices, 135 East Liberty Street, Wooster, Ohio 44691, no later than November 14, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1996, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                                  OTHER MATTERS

      The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

      The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Company Common Stock. In addition to solicitation by mail, directors and officers of the Company and regular employees of the Association may solicit proxies personally or by telegraph or telephone, without additional compensation.

                                         By Order of the Board of Directors



                                         /s/ Dwight Douce

                                         L. Dwight Douce
                                         Secretary

Wooster, Ohio
March 14, 1997

                                                                     APPENDIX A

                      FIRSTFEDERAL FINANCIAL SERVICES CORP


                           1997 OMNIBUS INCENTIVE PLAN


           1. PLAN PURPOSE. The purpose of the Plan is to promote the long-term interests of the Company and its stockholders by providing a means for attracting and retaining directors, advisory directors, officers and employees of the Company and its Affiliates.

           2. DEFINITIONS. The following definitions are applicable to the Plan:

              "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Company as such terms are defined in Section 425(e) and (f), respectively, of the Code.

              "Award" -- means the grant by the Committee under this Plan of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, Restricted Stock or a Performance Award, or any combination thereof, as provided in the Plan.

              "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

              "Cause" -- means Termination of Service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

              "Code" -- means the Internal Revenue Code of 1986, as amended.

              "Committee" -- means the Committee referred to in Section 3 hereof.

              "Company" -- means FirstFederal Financial Services Corp, an Ohio corporation, and any successor thereto.

              "Continuous Service" -- means the absence of any interruption or termination of service as a director, advisory director, officer or employee of the Company or an Affiliate, except that when used with respect to a person granted an Incentive Stock Option means the absence of any interruption or termination of service as an employee of the Company or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company or between the Company, its parent, its subsidiaries or its successor.

              "Early Retirement" -- means retirement from employment with or as a director or advisory director of the Company prior to the Participant either
(i) having reached the age of 55 or (ii) having maintained Continuous Service for at least three years.

              "ERISA" -- means the Employee Retirement Income Security Act of 1974, as amended.

              "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an Incentive Stock Option under Section 422 of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed a Non-Qualified Stock Option.

              "Market Value" -- means the closing high bid with respect to a Share on the date in question on the Nasdaq Stock Market, or any similar system then in use, or, if the Shares are not then traded on the Nasdaq Stock Market or any similar system, the closing sales price on such date (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for New

York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the "Exchange Act") on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the fair market value on such date of a Share as the Committee shall determine.

              "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option under Section 422 of the Code.

              "Normal Retirement" -- means retirement from employment with or as a director or advisory director of the Company after the Participant has (i) reached the age of 65 and (ii) maintained Continuous Service for at least three years.

              "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option.

              "Participant" -- means any director, advisory director, officer or employee of the Company or any Affiliate who is selected by the Committee to receive an Award.

              "Plan" -- means this 1997 Omnibus Incentive Plan of the Company.

              "Performance Award" -- means an Award granted pursuant to Section 5(d) herein.

              "Related" -- means (i) in the case of a Stock Appreciation Right, a Stock Appreciation Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Stock Appreciation Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Stock Appreciation Right is exercisable, in whole or in part, in lieu thereof.

              "Restricted Stock" -- means Shares awarded to a Participant by the Committee pursuant to Section 5(c) hereof.

              "Shares" -- means the shares of common stock of the Company.

              "Stock Appreciation Right" -- means a stock appreciation right with respect to Shares granted by the Committee pursuant to the Plan.

              "Ten Percent Holder" -- means any individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company and any Affiliate.

          3. ADMINISTRATION. The Plan shall be administered by a Committee consisting of two or more members of the Board of Directors of the Company, each of whom (i) shall be an outside director as defined under Section 162(m) of the Code and the regulations thereunder and (ii) shall be a Non-Employee Director as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board of Directors of the Company. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board of Directors of the Company, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

         A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.


                                       A/2

          4. SHARES SUBJECT TO PLAN.

          (a) Subject to adjustment by the operation of Section 7, the maximum number of Shares with respect to which Awards may be made under the Plan is 438,011 Shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or previously issued shares reacquired and held as treasury shares. Shares which are subject to Related Stock Appreciation Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Stock Appreciation Right which terminates or with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.

          (b) During any calendar year, no Participant may be granted Awards under the Plan with respect to more than 50,000 Shares, subject to adjustment as provided in Section 7.

          5. AWARDS.

          (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

              (i) Exercise Price. The exercise price per Share for an Option shall be determined by the Committee; provided that, in the case of an Incentive Stock Option, the exercise price thereof shall not be less than 100% of the Market Value of a Share on the date of grant of such Option; provided further that, in the case of an Incentive Stock Option granted to a Ten Percent Holder, the exercise price thereof shall not be less than 110% of the Market Value of a Share on the date of grant of such Option.

              (ii) Option Term. The term of each Option shall be fixed by the Committee, but shall be no greater than 15 years; provided that, in the case of an Incentive Stock Option, the term of such Option shall not exceed ten years; provided further that, in the case of an Incentive Stock Option granted to a Ten Percent Holder, the term of such option shall not exceed five years.

              (iii) Time and Method of Exercise. Except as provided in paragraph
          (a) of Section 6, no Option granted hereunder may be exercised unless at the time the Participant exercises such Option, such Participant has maintained Continuous Service since the date of grant of such Option. To exercise an Option under the Plan, the Participant to whom such Option was granted shall give written notice to the Company in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option) together with full payment of the exercise price, if any and to the extent notice is received by the Company. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

              (iv) Option Agreements. At the time of an Award of an Option, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.


                                       A/3

              (v) Limitations on Value of Exercisable Incentive Stock Options. The aggregate Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

              (vi) Eligible Recipients of Incentive Stock Options. Incentive Stock Options may be granted by the Committee only to officers or employees of the Company or its Affiliates.

          (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

              (i) General. A Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Company shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the exercise price of such Stock Appreciation Right, multiplied by the number of Shares with respect to which such Stock Appreciation Right shall have been exercised.

              (ii) Related Options. A Stock Appreciation Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated. If the Related Option is an Incentive Stock Option, the Related Option shall satisfy all restrictions and the limitations imposed on Incentive Stock Options under paragraph (a) of this Section 5 (including, without limitation, restrictions on exercise price and term).

              (iii) Exercise Price and Term. The exercise price and term of each Stock Appreciation Right shall be fixed by the Committee; provided that, that the term of a Stock Appreciation Right shall not exceed 15 years.

              (iv) Stock Appreciation Right Agreements. At the time of an Award of a Stock Appreciation Right, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

              (v) Time and Method of Exercise. Except as provided in paragraph
          (a) of Section 6, no Stock Appreciation Right may be exercised unless at the time the Participant exercises such Stock Appreciation Right, such Participant has maintained Continuous Service since the date of grant of such Stock Appreciation Right. To exercise a Stock Appreciation Right under the Plan, the Participant to whom such Stock Appreciation Right was granted shall give written notice to the Company in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Stock Appreciation Right) together with full payment of the exercise price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Company. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

                                       A/4

          (c) Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

              (i) Restrictions. Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. During the period of time in which the Shares awarded as Restricted Stock are subject to the restrictions contemplated herein (a "Restricted Period"), unless otherwise permitted by the Plan or by the Committee as provided in the applicable Award Agreement, such Shares may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant. Except for the restrictions which may be imposed on Restricted Stock, a Participant to whom Shares of Restricted Stock have been awarded shall have all the rights of a stockholder, including but not limited to the right to receive all dividends paid on such Shares and the right to vote such Shares.

              (ii) Restricted Stock Agreements. At the time of an Award of Shares of Restricted Stock, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

              (iii) Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear the following (or similar) legend:

                     "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1997 Omnibus Incentive Plan of FirstFederal Financial Services Corp and an Agreement entered into between the registered owner and FirstFederal Financial Services Corp. Copies of such Plan and Agreement are on file in the offices of the Secretary of FirstFederal Financial Services Corp, 135 East Liberty Street, Wooster, Ohio 44691."

              (iv) Removal of Restrictions. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived.

          (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and the applicable Award Agreement. At the time of grant of a Performance Award, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Performance Award and such other matters as the Committee shall in its sole discretion determine. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee as provided in the applicable Award Agreement. The term of a Performance Award shall not exceed 15 years.


                                       A/5

          6. TERMINATION OF SERVICE.

          (a) Options and Stock Appreciation Rights.

              (i) If a Participant to whom an Option or Stock Appreciation Right was granted shall cease to maintain Continuous Service for any reason (including total and partial disability and Early Retirement, but excluding Normal Retirement, death and termination of employment by the Company or any Affiliate for Cause), such Participant may, but only within the period of three months, in the case of an Incentive Stock Option, or one year, in the case of a Non-Qualified Stock Option or Stock Appreciation Right, immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right at the date of such cessation of Continuous Service. If the Continuous Service of a Participant to whom an Option or Stock Appreciation Right was granted by the Company is terminated for Cause, all rights under any Option or Stock Appreciation Right of such Participant shall expire immediately upon the giving to the Participant of notice of such termination.

              (ii) If a Participant to whom an Option or Stock Appreciation Right was granted shall cease to maintain Continuous Service due to Normal Retirement, such Participant may, but only within the period of three months, in the case of an Incentive Stock Option, or two years, in the case of a Non-Qualified Stock Option or Stock Appreciation Right, immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right at the date of such cessation of Continuous Service.

              (iii) In the event of the death of a Participant while in the Continuous Service of the Company or an Affiliate or within the periods referred to in paragraphs (a)(i) and (a)(ii) of this Section 6, the person to whom any Option or Stock Appreciation Right held by the Participant at the time of his or her death is transferred by will or the laws of descent and distribution or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, or as otherwise permitted to be transferred under
          Section 10 of the Plan may, but only within the period of two years immediately succeeding the date of death of such Participant, and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right immediately prior to his death. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Stock Appreciation Right shall have theretofore been granted to the Participant or whether the person entitled to exercise such Related Stock Appreciation Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred as permitted by Section 10 of this Plan, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the exercise price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

              (iv) Notwithstanding the provisions of subparagraphs (i) through
          (iii) above, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of termination to the extent permitted by applicable federal and state law.

          (b) Restricted Stock. Except as otherwise provided in this Plan, if a Participant ceases to maintain Continuous Services for any reason (other than death, total or partial disability or Normal or Early

                                       A/6

Retirement) unless the Committee, in its sole discretion, shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (c)(i) of Section 5 shall upon such termination of Continuous Service be forfeited and returned to the Company. Unless the Committee, in its sole discretion, shall otherwise determine, if a Participant ceases to maintain Continuous Service by reason of death, total or partial disability or Normal or Early Retirement, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (c)(i) of Section 5 shall upon such termination of Continuous Service be free of restrictions and shall not be forfeited.

             (c) Performance Awards. In the event that a Participant to whom a Performance Award has been granted shall cease to maintain Continuous Service for any reason, the rights of such Participant or any person to whom the Award may have been transferred as permitted by Section 10 shall be governed by the terms of the Plan and the applicable Award Agreement.

          7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Company, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any Award which is adjusted as a result of this Section 7 shall be subject to the same restrictions as the original Award.

          8. EFFECT OF MERGER ON OPTIONS AND STOCK APPRECIATION RIGHTS. In the case of any merger, consolidation or combination of the Company (other than a merger, consolidation or combination in which the Company is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option or Stock Appreciation Right has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option or Stock Appreciation Right), thereafter and during the term of each such Option or Stock Appreciation Right, to receive upon exercise of any such Option or Stock Appreciation Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Stock Appreciation Right or Option, multiplied by the number of Shares with respect to which such Option or Stock Appreciation Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Participant.

          9. EFFECT OF CHANGE IN CONTROL. Each of the events specified in the following clauses (i) through (iii) of this Section 9 shall be deemed a "change of control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Company may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company shall cease to constitute a majority of the Board of Directors of the Company, or (iii) the stockholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Company. Upon a change in control, unless the Committee shall have otherwise provided in the applicable Award Agreement, any restrictions or vesting period with respect to any outstanding Awards shall lapse and all such Awards shall become fully vested in the Participant to whom such Awards were awarded; provided, however, that no Award which has previously been exercised or otherwise terminated shall become exercisable.


                                       A/7

          10. ASSIGNMENTS AND TRANSFERS. No Award granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, except that an Award other than an Incentive Stock Option may be transferred pursuant to a qualified domestic relations order or by gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 10 a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

         11. EMPLOYEE RIGHTS UNDER THE PLAN. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of or serve as a director or advisory director of the Company or any Affiliate.

         12. DELIVERY AND REGISTRATION OF STOCK. The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the committee shall determine to be necessary or advisable.

         13. WITHHOLDING TAX. Upon the termination of the restricted period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Company shall have the right to require the Participant or other person receiving such shares to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Company is required to withhold with respect to such dividend payments.

         The Company shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Stock Appreciation Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Stock Appreciation Right pursuant to the Plan, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         All withholding decisions pursuant to this Section 13 shall be at the sole discretion of the Committee or the Company.

         14. AMENDMENT OR TERMINATION.

                  (a) Subject to paragraph (b) of this Section 14, the Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Company's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board of Directors of the Company, in its discretion, determines to seek such shareholder approval.


                                       A/8

             (b) Except as otherwise provided herein, the Committee may waive any conditions of or rights of the Company or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise herein provided.

         15. EFFECTIVE DATE AND TERM OF PLAN. The plan shall become effective upon its adoption by the Board of Directors of the Company, subject to the approval of the Plan by the shareholders of the Company. It shall continue in effect for a term of 15 years unless sooner terminated under Section 14 hereof.



                                       A/9

                                                                     APPENDIX  B

                      FIRSTFEDERAL FINANCIAL SERVICES CORP


                        1997 EMPLOYEE STOCK PURCHASE PLAN


         I. PURPOSE

            The FirstFederal Financial Services Corp 1997 Employee Stock Purchase Plan (the "Plan") is intended to provide eligible employees of the Company and one or more of its corporate Affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a plan designed to qualify as an employee stock purchase plan under Code Section 423.

         II. DEFINITIONS

            For purposes of administration of the Plan, the following terms shall have the meanings indicated:

            BASE SALARY means the regular base salary paid to an Eligible Employee by one or more Participating Companies during such individual's period of participation in the Plan, plus (i) any salary deferral contributions made by such individual pursuant to the First Federal Savings and Loan Association of Wooster 401(k) Savings and Investment Plan during such period and (ii) any other pre-tax contributions which such individual makes during the period to any of the Company's Code Section 125 cafeteria benefit programs. Base Salary shall include any overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments, and all contributions (other than Code Section 125 or Section 401(k) contributions) made by the Company or its Corporate Affiliates for such individual's benefit under an employee benefit or welfare plan now or hereafter established.

            BOARD means the Board of Directors of the Company.

            CODE means the Internal Revenue Code of 1986, as amended.

            COMMON STOCK means shares of the Company's common stock.

            COMPANY means FirstFederal Financial Services Corp, an Ohio corporation, and any corporate successor to all or substantially all of the assets or voting stock of FirstFederal Financial Services Corp which shall by appropriate action adopt the Plan.

            CORPORATE AFFILIATE means any company which is either the parent corporation or a subsidiary corporation of the Company (as determined in accordance with Code Section 424), including any parent or subsidiary corporation which becomes such after the Effective Date.

            EFFECTIVE DATE means the date on which the Plan is approved by the Board. Such Effective Date shall be the start date of the initial purchase period under the Plan. Any Corporate Affiliate which becomes a Participating Company in the Plan after such Effective Date shall designate a subsequent Effective Date with respect to its employee-Participants.

            ELIGIBLE EMPLOYEE means any person who is regularly engaged, for a period of more than 20 hours per week and more than 5 months per calendar year, in the rendition of personal services to the Company or any other Participating Company for earnings considered wages under Code Section 3121(a).

            FAIR MARKET VALUE means the closing high bid with respect to a share of Common Stock on the date in question on the Nasdaq Stock Market, or any similar system then in use, or, if the shares of Common Stock are not then traded on the Nasdaq Stock Market or any similar system, the closing sales price on such date (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a share of Common Stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if on such date the shares of Common Stock are not quoted on the Composite Tape, on the New York Stock Exchange, or if the shares of Common Stock are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the "Exchange Act") on which the shares of Common Stock are listed or admitted to trading, or, if the shares of Common Stock are not listed or admitted to trading on any such exchange, the fair market value on such date of a share of Common Stock as the Plan Administrator shall determine.

            1993 ACT means the Securities Act of 1933, as amended.

            1934 ACT means the Securities Exchange Act of 1934, as amended.

            PARTICIPANT means any Eligible Employee of a Participating Company who is actively participating in the Plan.

            PARTICIPATING COMPANY means the Company and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees.

            PLAN ADMINISTRATOR shall have the meaning given such term in Article III.

         III. ADMINISTRATION

              The Plan Administrator shall have sole and exclusive authority to administer the Plan and shall consist of a committee (the "Plan Administrator") of two or more non-employee Board members appointed by the Board. The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code
Section 423. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan.

         IV. PURCHASE PERIODS

              A. Common Stock shall be offered for purchase under the Plan through a series of successive purchase periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been issued pursuant to purchase rights granted under the Plan or
(ii) the Plan shall have been sooner terminated in accordance with subsection B of Article X.

              B. With the exception of the initial purchase period, each purchase period shall have a duration of one calendar year, beginning on the first business day in January and ending on the last business day in December each year. The initial purchase period shall begin on the Effective Date and end on the last business day in December 1997.

              C. The Participant shall be granted a separate purchase right for each purchase period in which he/she participates. The purchase right shall be granted on the start date of the purchase period and shall be automatically exercised on the last business day of that purchase period.

              D. No purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until such time as (i) the Plan shall have been approved by the Company's shareholders and (ii) the Company shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any securities exchange on which the Common Stock is listed and all other applicable requirements established by law or regulation. In the event such shareholder approval is not obtained, or such Company compliance is not effected, within 12 months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect and all sums collected from Participants during the initial purchase period hereunder shall be refunded.


                                       B/2

              E. The acquisition of Common Stock through participation in the Plan for any purchase period shall neither limit nor require the acquisition of Common Stock by the Participant in any subsequent purchase period.

         V. ELIGIBILITY AND PARTICIPATION

              A. Each individual who is an Eligible Employee of a Participating Company on the start date of a purchase period under the Plan shall be eligible to participate in that purchase period.

              B. In order to participate in the Plan, an Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) during the specified enrollment period for the purchase period.

              C. The payroll deduction authorized by a Participant for purposes of acquiring Common Stock under the Plan may be any multiple of 1% of the Base Salary paid to him/her during the purchase period, up to a maximum of 10% of such Base Salary. The deduction rate so authorized shall continue in effect for the entire purchase period and for each successive purchase period, except that the Participant may at any time during the purchase period increase or decrease the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator (or its designate) at least ten days prior to the start of any calendar quarter within the purchase period. The Participant may not effect more than one such adjustment per calendar quarter.

              D. Payroll deductions will automatically cease upon the termination of the Participant's purchase right in accordance with the applicable provisions of Article VII below.

         VI. COMMON STOCK SUBJECT TO PLAN

              A. The Common Stock purchasable by Participants under the Plan shall, solely in the Board's discretion, be made available from either authorized but unissued Common Stock or from reacquired Common Stock, including shares of Common Stock purchased on the open market. The total number of shares which may be issued under the Plan shall not exceed 109,502 shares (subject to adjustment under subparagraph B below).

              B. In the event any change is made to the Common Stock purchasable under the Plan by reason of any stock dividend, stock split, combination of shares, recapitalization or other change affecting the Company's outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the class and maximum number of securities issuable over the term of the Plan, (ii) the class and maximum number of securities purchasable per Participant during any one purchase period, and (iii) the class and number of securities and the price per share in effect under each purchase right at the time outstanding under the Plan in order to prevent the dilution or enlargement of benefits thereunder.

         VII. PURCHASE RIGHTS

              Each Eligible Employee who participates in the Plan for a particular purchase period shall have the right to purchase Common Stock upon the terms and conditions set forth below and shall execute a purchase agreement embodying such terms and conditions and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

              A. PURCHASE PRICE. The purchase price per share shall be the LESSER of (i) 85% of the Fair Market Value per share of Common Stock on the start date of the purchase period or (ii) 85% of the Fair Market Value per share of Common Stock on the last date of that purchase period.

              B. NUMBER OF PURCHASABLE SHARES. The number of shares purchasable by a Participant upon the exercise of an outstanding purchase right shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the purchase period to which such purchase right

                                       B/3
pertains, together with any amount carried over from the preceding purchase period pursuant to the provisions of subsection E of this Article VII, by the purchase price in effect for that purchase period.

              Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)), or hold outstanding options or other rights to purchase, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Corporate Affiliate.

              C. PAYMENT. Payment for Common Stock purchased under the Plan shall be effected by means of the Participant's authorized payroll deductions. Such deductions shall begin with the first pay day following the start of the purchase period and shall terminate on the last pay day within that purchase period. The amounts so collected shall be credited to the Participant's individual account upon the Company's books, but no interest shall be paid on the outstanding balance credited to such book account. The amounts collected from a Participant will not be held in any segregated account or trust fund and may be commingled with the general assets of the Company and used for general corporate purposes.

              D. TERMINATION OF PURCHASE RIGHTS. The following provisions shall govern the termination of outstanding purchase rights:

              (i) A Participant may, at any time prior to the last five business days of the purchase period, terminate his or her outstanding purchase right by filing the prescribed notification form with the Plan Administrator (or its designate). No further payroll deductions shall be collected from the Participant with respect to the terminated purchase right, and any payroll deductions collected to date during that purchase period shall, at the Participant's election, be immediately refunded or held for the purchase of shares at the end of the purchase period. If no such election is made at the time such purchase right is terminated, then the deductions collected with respect to the terminated right shall be refunded as soon as possible.

              (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the purchase period for which the terminated purchase right was granted. In order to resume participation in any subsequent purchase period, such individual must re-enroll in the Plan (by making a timely filing of a new purchase agreement and payroll deduction authorization) on or before the start date of the new purchase period.

              (iii) If the Participant ceases to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and such individual (or the personal representative of the estate of a deceased Participant) shall have the following election with respect to the payroll deductions made to date in the purchase period in which such cessation of Eligible Employee status occurs:

                    (a) to withdraw all of those deductions, or

                    (b) to have such funds held for the purchase of shares at the end of the purchase period.

                  If no such election is made within the 30-day period following such cessation of Eligible Employee status or (if earlier) prior to the last day of the purchase period, then the collected payroll deductions shall be refunded as soon as possible after the expiration of the applicable period. In no event, however, may any payroll deductions be made on the Participant's behalf following his or her cessation of Eligible Employee status.

              E. COMMON STOCK PURCHASE. The Common Stock subject to the purchase right of each Participant (other than Participants whose payroll deductions have previously been refunded pursuant to the Termination of Purchase Right provisions above) shall be purchased on the Participant's behalf on the last day of the purchase period. The purchase shall be effected by applying the amount credited to each Participant's account on the last date of the purchase period to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of purchasable shares imposed under subsection B of Article
VII) at the purchase price

                                       B/4
in effect for such purchase period. Any amount remaining in the Participant's account after such application shall be held for the purchase of Common Stock in the next purchase period. However, any amount not applied to the purchase of Common Stock by reason of the limitations of subsection B of this Article VII and Article VIII shall be refunded promptly after the close of the purchase period.

              F. PRORATION OF PURCHASE RIGHTS. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and any amounts credited to the accounts of Participants shall, to the extent not applied to the purchase of Common Stock, be refunded to the Participants.

              G. RIGHTS AS SHAREHOLDER. A Participant shall have no shareholder rights with respect to the shares of Common Stock covered by his or her outstanding purchase right until the shares are actually purchased on the Participant's behalf in accordance with subsection E of this Article VII. No adjustments shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

              A Participant shall be issued, as soon as practicable after the close of each purchase period, a stock certificate for the number of shares purchased on the Participant's behalf. Such certificate may, upon the Participant's request, be issued in the names of the Participant and his or her spouse as community property or as joint tenants with right of survivorship. Alternatively, the stock certificate may be delivered to a designated stock brokerage account maintained for the Participant and held in "street name" in order to facilitate the subsequent sale of the purchased shares.

              H. ASSIGNABILITY AND TRANSFERABILITY. No purchase right granted under the Plan shall be assignable or transferable by the Participant other than by will or by the laws of descent and distribution following the Participant's death, and during the Participant's lifetime the purchase right shall be exercisable only by the Participant.

              I. EFFECT OF MERGER OR SIMILAR TRANSACTION. Should any merger, consolidation or combination of the Company (other than a merger, consolidation or combination in which the Company is the continuing corporation and which does not result in the outstanding shares of the Company's stock being converted into or exchanged for different securities, cash or other property, or any combination thereof) or sale or transfer of all or substantially all of the Company's assets (an "Acquisition Transaction") occur during a purchase period, then all outstanding purchase rights under the Plan shall automatically be exercised immediately prior to the consummation of such Acquisition Transaction by applying the payroll deductions of each Participant during the purchase period in which such Acquisition Transaction occurs to the purchase of whole shares of Common Stock at 85% of the LOWER of (i) the Fair Market Value per share of Common Stock on the start date of that purchase period or (ii) the Fair Market Value per share of Common Stock immediately prior to the consummation of such Acquisition Transaction. However, the applicable share limitations of this
Article VII and Article VIII shall continue to apply to any such purchase.

         VIII. ACCRUAL LIMITATIONS

              A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with rights to purchase shares of stock accrued under other purchase rights granted to the Participant under this Plan and all other employee stock purchase plans (within the meaning of Code
Section 423) of the Company or its Corporate Affiliates, would otherwise permit such Participant to purchase more than $25,000 in value of stock of the Company or any Corporate Affiliate (determined on the basis of the value of such stock on the date or dates such rights are granted to the Participant) for each calendar year such rights are at any time outstanding.

              B. For purposes of applying the accrual limitations of subsection A of this Article VIII, the right to acquire Common Stock pursuant to each purchase right granted under the Plan shall accrue as follows:


                                       B/5

              (i) The right to acquire Common Stock under each such purchase right shall accrue as and when that purchase right first becomes exercisable on the last business day of the purchase period for which such right is granted.

              (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire $25,000 in value of Common Stock (determined on the basis of the Fair Market Value on the date or dates of grant) pursuant to one or more other purchase rights granted to the Participant during such calendar year.

              (iii) If by reason of the limitations of subsection A of this
         Article VIII, the Participant's purchase right does not accrue on the last business day of the particular purchase period for which such right is granted, then the payroll deductions which the Participant made during that purchase period with respect to such purchase right shall be promptly refunded.

              C. In the event there is any conflict between the provisions of this Article VIII and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article VIII shall be controlling.

         IX. AMENDMENT

              The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Company's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the shares of the Company's stock may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval. Except as otherwise provided herein, the Board may not amend, suspend, discontinue or terminate the Plan if such action would adversely affect purchase rights at the time outstanding under the Plan without the consent of the holders of such rights.

         X. GENERAL PROVISIONS

              A. The Plan shall terminate upon the EARLIER of (i) December 31, 2007 or (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan.

              B. All costs and expenses incurred in connection with the administration of the Plan shall be paid by the Company.

              C. Neither the action of the Company in establishing the Plan, nor any action taken under the Plan by the Board or the Plan Administrator, nor any provision of the Plan itself shall be construed so as to grant any person the right to remain in the employ of the Company or any of its Corporate Affiliates for any period of specific duration, and such person's employment may be terminated at any time, with or without cause.

              D. The provisions of the Plan shall be governed by the laws of the State of Ohio without resort to that State's conflict of laws rules.


                                       B/6

PROXY

                     FIRSTFEDERAL FINANCIAL SERVICES CORP

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 16 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints the Board of Directors of FirstFederal Financial Services Corp (the "Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Black Tie Affair Conference Center, 50 Riffel Road, Wooster, Ohio, on April 16, 1997 at 9:00 a.m. Wooster, Ohio Time, and at any and all adjournments and postponements thereof.

     This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.


                  (Continued and to be SIGNED on Reverse Side)

                              FOLD AND DETACH HERE

                                             ANNUAL
[GRAPHIC-- MAP TO MEETING SITE]              MEETING OF
                                             STOCKHOLDERS

                                             April 16, 1997, 9:00 a.m.

                                             Black Tie Affair Conference Center
                                             50 Riffel Road
                                             Wooster, Ohio



                     FIRSTFEDERAL FINANCIAL SERVICES CORP

1. ELECTION OF DIRECTORS   NOMINEES: ROBERT F. BELDEN, GUST B. GERALIS AND     2. APPROVAL OF THE FIRST FEDERAL FINANCIAL SERVICES
                                     RICHARD E. HERALD                            CORP 1997 OMNIBUS INCENTIVE PLAN.
 FOR all nominees        WITHHOLD
listed to the right     AUTHORITY          (INSTRUCTION: To withhold authority
(except as indicated  to vote for all      to vote for any individual nominees,        FOR             AGAINST        ABSTAIN
 to the contrary)     nominees listed      write that nominee's name in the         approval of       approval of
                       to the right        space provided below.)                   the Omnibus      the Omnibus
      [   ]                [   ]                                                   Incentive Plan   Incentive Plan
                                           ------------------------------------
                                                                                       [   ]            [    ]         [   ]

3. APPROVAL OF THE FIRSTFEDERAL FINANCIAL SERVICES CORP 1997 EMPLOYEE STOCK PURCHASE PLAN.  THIS PROXY WILL BE VOTED AS DIRECTED,
                                                                                            BUT IF NO INSTRUCTIONS ARE SPECIFIED,
     FOR               AGAINST      ABSTAIN                                                 THIS  PROXY WILL BE VOTED FOR THE
                                                                                            PROPOSALS  STATED. IF ANY OTHER BUSINESS
approval of the   approval of the                                                           IS PRESENTED AT THE MEETING THIS PROXY
Employee Stock    Employee Stock                                                            WILL BE VOTED BY THOSE NAMED IN THIS
Purchase Plan      Purchase Plan                                                            PROXY IN THERE BEST  JUDGMENT. AT THE
                                                                                            PRESENT TIME, THE BOARD OF DIRECTORS
    [   ]               [   ]         [   ]                                                 KNOWS OF NO OTHER BUSINESS TO BE
                                                                                            PRESENTED AT THE MEETING.

                                                                                            Please sign exactly as name appears
                                                                                            hereon. When shares are held by joint
                                                                                            tenants, both should sign. When signing
                                                                                            as attorney,  executor, administrator,
                                                                                            trustee or  guardian, please give full
                                                                                            title as such. If a corporation, please
                                                                                            sign in full  corporate name by
                                                                                            President or other authorized officer.
                                                                                            If a partnership,  please sign in
                                                                                            partnership name by authorize person.

                                                                                            PLEASE SIGN, DATE, AND RETURN THE PROXY
                                                                                            CARD PROMPTLY USING THE ENCLOSED
                                                                                            ENVELOPE.

Signature(s) ___________________________  Signature(s) _______________________________ Date ____________, 1997

                              FOLD AND DETACH HERE


                      FIRSTFEDERAL FINANCIAL SERVICES CORP
                         ANNUAL MEETING OF STOCKHOLDERS

                            Wednesday, April 16 1997

                                    9:00 a.m

                       Black Tie Affair Conference Center
                                 50 Riffel Road
                                  Wooster, Ohio

--------------------------------------------------------------------------------

                                     AGENDA
                                     ------

- Election of Directors
- Approval of the 1997 Omnibus Incentive Plan
- Approval of the 1997 Employee Stock Purchase Plan
- Report on the progress of the Company
- Discussion on matters of current interest


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